SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

Deutsche Real Assets Fund

Class T shares are not available for purchase.

Please Retain This Supplement for Future Reference

April 12, 2017
PROSTKR-810